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                                                                 Exhibit 10.3








                          FIRST SUPPLEMENTAL INDENTURE

                         dated as of September 28, 2005

                                      among

                      CHARTER COMMUNICATIONS HOLDINGS, LLC,

               CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION


                                       and


                            BNY MIDWEST TRUST COMPANY

                                   as Trustee


                          -----------------------------

                          8.625% Senior Notes due 2009


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      THIS FIRST SUPPLEMENTAL INDENTURE (this "First Supplemental Indenture"), entered into as of September 28, 2005, among Charter Communications Holdings, LLC, a Delaware limited liability company (the "Company"), and Charter Communications Holdings Capital Corporation, a company incorporated under the laws of Delaware (collectively with the Company, the "Issuers"), and BNY Midwest Trust Company (as successor to Harris Trust and Savings Bank), as trustee (the "Trustee").

                                    RECITALS

      WHEREAS, the Issuers, Marcus Cable Holdings, LLC (which has subsequently merged into the Company) and the Trustee entered into the Indenture, dated as of March 17, 1999 (the "Indenture"; capitalized terms used herein without being defined herein have the meanings given to them in the Indenture), relating to the Company's 8.625% Senior Notes due 2009 (the "Notes");

      WHEREAS, the Issuers desire to conform clause (1) of the definition of "Permitted Investments" in the Indenture with the definitions contained in the indentures of the Company's subsidiaries; and

      WHEREAS, in accordance with Section 9.02 of the Indenture, the Issuers have obtained written consent to the proposed amendment from the Holders of a majority in principal amount of the Notes then outstanding.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties to this First Supplemental Indenture hereby agree as follows:

      Section 1. Clause (1) of the definition of "Permitted Investments" in the Indenture is hereby amended to read as follows:

            "(1) any Investment by the Company in a Restricted Subsidiary thereof, or any Investment by a Restricted Subsidiary of the Company in the Company or in another Restricted Subsidiary of the Company;".

      Section 2. This First Supplemental Indenture shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to the applicable principles of conflicts of laws to the extent that the application of the laws of another jurisdiction would be required thereby.

      Section 3. This First Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument. Each signed copy shall be an original, but all of them together represent the same agreement.

      Section 4. This First Supplemental Indenture is an amendment supplemental to the Indenture, and the Indenture and this First Supplemental Indenture will henceforth be read together.

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      Section 5. Except as expressly amended hereby, each provision of the
Indenture shall remain in full force and effect and, as amended hereby, the Indenture is in all respects agreed to, ratified, and confirmed by each of the Issuers and the Trustee.


      Section 6. The recitals contained herein shall be taken as the statements of the Issuers, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture.


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      IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental
Indenture to be duly executed as of the date first above written.

                                    Charter Communications Holdings, LLC, as
                                     Issuer


                                    By:  /s/Thomas Hearity
                                         ----------------------------------
                                         Name: Thomas Hearity
                                         Title: SVP and Acting General Counsel


                                    Charter Communications Holdings Capital
                                    Corporation, as Issuer


                                    By:  /s/Thomas Hearity
                                         ----------------------------------
                                         Name: Thomas Hearity
                                         Title: SVP and Acting General Counsel


                                    BNY Midwest Trust Company, as Trustee


                                    By:   /s/Daniel G. Dwyer
                                         ----------------------------------
                                         Name: Daniel G. Dwyer
                                         Title: Vice President



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